                                                                 EXHIBIT 10(a)


                            SEVENTH AMENDMENT TO
                 FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     This SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of February 18, 2000 (the "EFFECTIVE DATE"), by and among Haggar Clothing Co., a Nevada corporation, f/k/a Haggar Apparel Company (the "COMPANY"), Haggar Corp., a Nevada corporation ("HAGGAR"), the banks listed on the signature pages of this Agreement (collectively, the "BANKS"), Chase Bank of Texas, National Association, a national banking association, individually and as agent (the "AGENT") for the Banks, and is consented to by Haggar and the domestic subsidiaries of the Company listed on the signature pages of this Agreement (collectively, the "SUBSIDIARIES").

                                RECITALS:

     WHEREAS, pursuant to that certain First Amended and Restated Credit Agreement (as heretofore and herein amended, the "CREDIT AGREEMENT') dated as of September 18, 1996, executed by and among the Company, Haggar, the Banks and the Agent, the Banks agreed to make advances to the Company on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement, as amended); and

     WHEREAS, the Credit Agreement has been amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of
December 31, 1996, that certain Second Amendment to First Amended and
Restated Credit Agreement dated as of June 30, 1998, that certain Third Amendment to First Amended and Restated Credit Agreement dated as of
December 15, 1997, that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1998, and that certain Fifth Amended and Restated Credit Agreement dated as of December 29, 1998; and

     WHEREAS, the Credit Agreement was further amended by Sixth Amendment to First Amended and Restated Credit Agreement dated as of May 28, 1999, and pursuant to Article I thereof, the Termination Date was extended to June 30, 2002, by notice from the Company dated April 30, 1999, and written concurrence by the Banks pursuant to request dated June 7, 1999; and

     WHEREAS, the Company has requested that the Credit Agreement be amended to modify Section 2.2; and

     WHEREAS, the Agent and the Banks are agreeable to such request under the present circumstances and upon the terms and conditions as set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, Haggar, the Banks and the Agent hereby agree as follows:

                               AGREEMENT:

     1. AMENDMENT TO SECTION 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               2.2 USE OF PROCEEDS. The proceeds of the Advances shall be used by the Company in compliance with Section 5.15 hereof, for working capital and general corporate purposes, in compliance with
          Section 7.2 in all respects and in the ordinary course of its business. Proceeds of the Advances may also be used to fund the repurchase of shares of the common stock of Haggar on the open market or through privately negotiated transactions; provided, however, that proceeds used for such purpose, in the aggregate over the term of the Obligations, shall not exceed $40,000,000. The provisions of this Section 2.2 are subject to, and shall not limit, modify or otherwise affect, the other covenants and agreements contained in this Agreement, including, without limitation, the covenants contained in Article 7 hereof.

     2. CERTIFICATES. This Agreement shall be effective of the date first above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel:

          (a) A certificate of the Secretary or Assistant Secretary of the Company and the Guarantors, respectively, certifying (i) that, except as indicated therein, there as been no change to the articles of incorporation or bylaws of the Company or the Guarantors since the same were furnished to the Agent in connection with the execution of the Credit Agreement, (ii) as to the name and title of the officers of the Company and the Guarantors and the authority of such officers to execute this Agreement; and (iii) as to the existence and good standing in their respective states of incorporation of the Company and the Guarantors.

          (b) A certificate, signed by the Treasurer of the Company or the Chief Financial Officer of the Company, stating that as of the date of this Agreement and after giving effect to this Agreement the statements set forth in Sections 4.2(a), (b) and (g) of the Credit Agreement are ture and correct.

     3. EFFECTIVENESS OF DOCUMENTS. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of the Company and Haggar related to the Loans, whether contained in the Notes, the Credit Agreement and/or any of the other Loan Documents, are hereby ratified and confirmed by the Company and Haggar, and all such

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agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     4. NO CLAIMS OR DEFENSES. Each of the Company and Haggar, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     5. AUTHORITY. Each of the Company and Haggar represents and warrants that all requisite corporate action necessary for it to enter this Agreement has been taken.

     6. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

     7. ENTIRE AGREEMENT. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     8. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUCTED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     9. COUNTERPARTIES. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                      [SEE SIGNATURES ON ATTACHED PAGES]

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     EXECUTED as of the date first above written.



                             HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company


                             By: /s/ J.M. Haggar, III
                                -----------------------------------------------
                                     J.M. Haggar, III
                                     Chief Executive Officer


                             HAGGAR CORP., a Nevada corporation


                             By: /s/ J.M. Haggar, III
                                -----------------------------------------------
                                     J.M. Haggar, III
                                     Chief Executive Officer




THE BANKS                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                             individually and as the Agent
$22,222,222.22

                             By: /s/ John P. Dean
                                -----------------------------------------------
                                     John P. Dean
                                     Senior Vice President


$22,222,222.22               BANK OF AMERICA, N.A.
                             successor-in-interest to NationsBank, N.A.

                             By: /s/ Deirdre B. Doyle
                                -----------------------------------------------
                                     Deirdre B. Doyle
                                     Principal


$18,518,518.51               COMERICA BANK -- TEXAS

                             By: /s/ Paul L. Strange
                                -----------------------------------------------
                                     Paul L. Strange
                                     Vice President

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$11,111,111.12               BANK ONE, N.A., a successor in interest to
                             The First National Bank of Chicago

                             By:  /s/ Thomas Freas
                                -------------------------
                                     Thomas Freas
                                     Managing Director

$14,814,814.81               THE BANK OF TOKYO-MITSUBISHI, LTD.,
                             DALLAS OFFICE

                             By:  /s/ Douglas M. Barnell
                                -------------------------
                                     Douglas M. Barnell
                                     Vice President

$11,111,111.12               NATIONAL CITY BANK, KENTUCKY

                             By:  /s/ Tom Gurbach
                                -------------------------
                                     Tom Gurbach
                                     Vice President

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                             CONSENT OF HAGGAR

     Haggar hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Parent Guaranty,
(c) agrees that the Parent Guaranty is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Parent Guaranty, (e) reaffirms all agreements and obligations under the Parent Guaranty with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                                       HAGGAR CORP.,
                                       a Nevada corporation

                                       By:   /s/  J.M. Haggar, III
                                          ---------------------------
                                          J.M. Haggar, III
                                          Chief Executive Officer

                                       Dated as of February 18, 2000.

                       CONSENT OF DOMESTIC SUBSIDIARIES

     Each of the undersigned Subsidiaries hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty to which is it a signatory with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                             BOWIE MANUFACTURING COMPANY,
                             a Nevada Corporation

                             By:  /s/ J.M. Haggar, III
                                -------------------------------------
                                     J.M. Haggar, III
                                     Chairman/Chief Executive Officer

                             CORSICANA COMPANY,
                             a Nevada corporation

                             By:  /s/ J.M. Haggar, III
                                -------------------------------------
                                     J.M. Haggar, III
                                     Chairman/Chief Executive Officer

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                             DALLAS PANT MANUFACTURING COMPANY,
                             a Nevada corporation

                             By: /s/ J.M. Haggar, III
                                ------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer


                             GREENVILLE PANT MANUFACTURING
                             COMPANY, a Nevada corporation

                             By: /s/ J.M. Haggar, III
                                ------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer


                             MCKINNEY PANT MANUFACTURING COMPANY,
                             a Nevada corporation

                             By: /s/ J.M. Haggar, III
                                ------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer


                             OLNEY MANUFACTURING COMPANY,
                             a Nevada corporation

                             By: /s/ J.M. Haggar, III
                                ------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer


                             WAXAHACHIE GARMENT COMPANY,
                             a Nevada corporation

                             By: /s/ J.M. Haggar, III
                                ------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer

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                             LA ROMANA MANUFACTURING CORPORATION, a
                             Nevada corporation

                             By:  /s/ J.M. Haggar, III
                                --------------------------------
                                     J.M. Haggar, III
                                     Chairman/Chief Executive Officer

                             HAGGAR SERVICES, INC.,
                             a Texas corporation

                             By:  /s/ J.M. Haggar, III
                                --------------------------------
                                     J.M. Haggar, III
                                     Chairman/Chief Executive Officer


                             DUNCAN MANUFACTURING COMPANY,
                             an Oklahoma corporation

                             By:  /s/ J.M. Haggar, III
                                --------------------------------
                                     J.M. Haggar, III
                                     Chairman/Chief Executive Officer


                             WESLACO CUTTING, INC.,
                             a Nevada corporation

                             By:  /s/ J.M. Haggar, III
                                --------------------------------
                                     J.M. Haggar, III
                                     Chairman/Chief Executive Officer

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                             WESLACO SEWING, INC.,
                             a Nevada corporation

                             By:  /s/ J.M. Haggar, III
                                  ----------------------------------
                                  J.M. Haggar, III
                                  Chairman/Chief Executive Officer


                             HAGGAR DIRECT, INC.,
                             a Nevada corporation

                             By:  /s/ J.M. Haggar, III
                                  ----------------------------------
                                  J.M. Haggar, III
                                  Chairman/Chief Executive Officer


                             JERRELL, INC.,
                             a Nevada corporation

                             By:  /s/ J.M. Haggar, III
                                  ----------------------------------
                                  J.M. Haggar, III
                                  Chairman/Chief Executive Officer


                             SAN GABRIEL ENTERPRISES, INC.
                             a Texas corporation

                             By:  /s/ J.M. Haggar, III
                                  ----------------------------------
                                  J.M. Haggar, III
                                  Chairman/Chief Executive Officer

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                             MULTIPLES U.S.A., INC.,
                             a Texas corporation

                             By:  /s/ J.M. Haggar, III
                                  ----------------------------------
                                  J.M. Haggar, III
                                  Chairman/Chief Executive Officer

                             Dated as of February 18, 2000.


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